                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2007



                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-30045                 38-3518829
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

300 PRESTON AVE., SUITE 302
CHARLOTTESVILLE, VA 22902                               (434) 979-0724
 (Address of principal                          (Registrant's telephone number,
  executive offices)                                 including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF PRINCIPAL OFFICER; APPOINTMENT OF PRINCIPAL OFFICER


Effective January 30, 2007, Chris Leach resigned his position as Chief Executive Officer of Loyalty Magic, a division of Catuity Inc. (the "Company"). Mr. Leach's responsibilities will be immediately assumed by Graham McStay, who will serve as Loyalty Magic's Chief Executive Officer and Managing Director. Mr. McStay has been running the day-to-day operations full-time since January 2, 2007 in conjunction with Mr. Leach. Mr. Leach will remain employed by the Company until February 28, 2007 to assist with the transition. Mr. Leach plans to rejoin his family's business in Sydney.

From March of 2005 until today Mr. McStay, 40, was the Operations Manager for Loyalty Magic. From September 2002 until Mr. McStay joined Loyalty Magic, he was the National Customer Service & Sales Manger for Retail Decisions, the largest stored value provider in Australia. From March 2001 through August 2002 Mr. McStay was the Customer Service and Sales Manager for the Centre for Adult Education (CAE).


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CATUITY INC.
                                  (Registrant)


                           By /s/ Debra Hoopes
                              --------------------------------------------------
                              Debra Hoopes
                              Senior Vice President and Chief Financial Officer





Date:  January 30, 2007

This letter includes "forward-looking" statements within the meaning of the Private Securities Litigation Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the expected results. All statements other than statements of historical fact made in this letter are forward looking. In some cases, they can be identified by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," or "continue," the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should consider various factors that may cause actual results to differ materially from any forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievement. Moreover, neither we nor any other person assumes liability for the accuracy and completeness of the forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: changes in currency exchange rates from period to period, inflation rates in the United States and Australia, recession, and other external economic factors over which the Company has no control; the timing and speed with which our major customers and prospects execute their plans for the use of our loyalty software and services; continued development of the Company's software products; competitive product and pricing pressures; use of internally developed software applications; patent and other litigation risks; the risk of key staff leaving the Company; the risk that major customers of the Company's products and services reduce their requirements or terminate their arrangements with the Company; as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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